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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                             --------------------
                                   FORM T-1

   STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
   OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

   CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
   PURSUANT TO SECTION 305(b)(2) ___________

                        ------------------------------

                             BANKERS TRUST COMPANY
              (Exact name of trustee as specified in its charter)

NEW YORK                                          13-4941247
(Jurisdiction of Incorporation or                 (I.R.S. Employer
organization if not a U.S. national bank)         Identification no.)


FOUR ALBANY STREET
NEW YORK, NEW YORK                                10006
(Address of principal                             (Zip Code)
executive offices)

                             Bankers Trust Company
                                Legal Department
                         130 Liberty Street, 31st Floor
                            New York, New York 10006
                                 (212) 250-2201
           (Name, address and telephone number of agent for service)
                       ---------------------------------

                                  SALOMON INC
              (Exact name of obligor as specified in its charter)

DELAWARE                                          22-1660266
(State or other jurisdiction of                   (I.R.S. employer
Incorporation or organization)                    Identification no.)


SEVEN WORLD TRADE CENTER
NEW YORK, NEW YORK                                10048
(Address of principal executive offices)          (Zip Code)

                        ------------------------------

                         SUBORDINATED DEBT SECURITIES
                      (Title of the indenture securities)
- ------------------------------------------------------------------------------




Item   1.         General Information.
                  Furnish the following information as to the trustee.

                  (a) Name and address of each examining or supervising
                      authority to which it is subject.

                  Name                                        Address
                  ----                                        -------

                  Federal Reserve Bank (2nd District)         New York, NY
                  Federal Deposit Insurance Corporation       Washington, D.C.
                  New York State Banking Department           Albany, NY

                  (b) Whether it is authorized to exercise corporate trust
                      powers.

                      Yes.

Item   2.         Affiliations with Obligor.

                  If the obligor is an affiliate of the Trustee, describe each such affiliation.

                  None.

Item   3. -15.    Not Applicable

Item  16.         List of Exhibits.

                  Exhibit 1 - Restated Organization Certificate of Bankers Trust
                              Company dated August 7, 1990 and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated June 21, 1995 - Incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 33-65171.

                  Exhibit 2 - Certificate of Authority to commence business -
                              Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.


                  Exhibit 3 - Authorization of the Trustee to exercise corporate trust powers - Incorporated herein by reference to
                              Exhibit 2 filed with Form T-1 Statement,
                              Registration No. 33-21047.

                  Exhibit 4 - Existing By-Laws of Bankers Trust Company, dated as amended on October 19, 1995. - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 33-65171



                  Exhibit 5 - Not applicable.

                  Exhibit 6 - Consent of Bankers Trust Company required by
                              Section 321(b) of the Act. - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 22-18864.

                  Exhibit 7 - A copy of the latest report of condition of
                              Bankers Trust Company dated as of December 31,
                              1995.

                  Exhibit 8 - Not Applicable.

                  Exhibit 9 - Not Applicable.





                                   SIGNATURE



         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 4th day of April 1996.


                                        BANKERS TRUST COMPANY



                                        By: /s/Jackie Bartnick
                                           -----------------------------------
                                               Jackie Bartnick
                                               Assistant Vice President






Legal Title of Bank:  Bankers Trust Company        Call Date: 12/31/95  ST-BK:   36-4840   FFIEC 031
Address:              130 Liberty Street           Vendor ID: D         CERT: 00623        Page RC-1
City, State  ZIP:     New York, NY  10006                                                    11
FDIC Certificate No.: |  0 |  0 |  6 |  2 |  3


Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks December 31, 1995

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, reported the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                                                              --------------
                                                                                                              |  C400      |
                                                              Dollar Amounts in Thousands           | RCFD   Bil Mil Thou  |
- -------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                              | / / / / / /          |
  1.    Cash and balances due from depository institutions (from Schedule RC-A):                    | / / / / / /          |
         a.   Noninterest-bearing balances and currency and coin(1) .........................       | 0081      2,306,000  |1.a.
         b.   Interest-bearing balances(2) ..................................................       | 0071      1,982,000  |1.b.
  2.    Securities:                                                                                 |
         a.   Held-to-maturity securities (from Schedule RC-B, column A) ....................       | 1754              0  |2.a.
         b.   Available-for-sale securities (from Schedule RC-B, column D)...................       | 1773      3,419,000  |2.b.
  3    Federal funds sold and securities purchased under agreements to resell in domestic offices   |  / / / / / / / / /   |
        of the bank and of its Edge and Agreement subsidiaries, and in IBFs:                        |  / / / / / / / / /   |
        a.   Federal funds sold .............................................................       | 0276      2,917,000  |3.a.
        b.   Securities purchased under agreements to resell ................................       | 0277      5,238,000  |3.b.
  4.   Loans and lease financing receivables:                                                       |  / / / / / / / / /   |
        a.   Loans and leases, net of unearned income (from Schedule RC-C)  RCFD 2122 18,863,000    |  / / / / / / / / /   |4.a.
        b.   LESS:   Allowance for loan and lease losses....................RCFD 3123    941,000    | / / / / / /          |4.b.
        c.   LESS:   Allocated transfer risk reserve .......................RCFD 3128          0    | / / / / / /          |4.c.
        d.   Loans and leases, net of unearned income,                                              |  / / / / / / /       |
             allowance, and reserve (item 4.a minus 4.b and 4.c) ............................       | 2125     17,922,000  |4.d.
  5.   Assets held in trading accounts ......................................................       | 3545     35,142,000  |5.
  6.   Premises and fixed assets (including capitalized leases) .............................       | 2145        834,000  |6.
  7.   Other real estate owned (from Schedule RC-M) .........................................       | 2150        248,000  |7.
  8.   Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)     | 2130        248,000  |8.
  9.   Customers' liability to this bank on acceptances outstanding .........................       | 2155        500,000  |9.
 10.   Intangible assets (from Schedule RC-M) ................................................      | 2143         12,000  |10.
 11.   Other assets (from Schedule RC-F) .....................................................      | 2160      8,312,000  |11.

 12.   Total assets (sum of items 1 through 11) ..............................................      | 2170     79,080,000  |12.

- ---------------------------
(1)      Includes cash items in process of collection and unposted debits.
(2)      Includes time certificates of deposit not held in trading accounts.



Legal Title of Bank:  Bankers Trust Company        Call Date: 12/31/95    ST-BK:   36-4840   FFIEC 031
Address:              130 Liberty Street           Vendor ID: D           CERT:    00623     Page RC-2
City, State  ZIP:     New York, NY  10006                                                    12
FDIC Certificate No.: |  0 |  0 |  6 |  2 |  3

Schedule RC--Continued

                                                                                +----------------------------+
                                                                                |                            |
                                                  Dollar Amounts in Thousands   | ////////      Bil Mil Thou |
- --------------------------------------------------------------------------------+----------------------------+
LIABILITIES                                                                     | ////////////////////////   |
13. Deposits:                                                                   | ////////////////////////   |
    a.   In domestic offices (sum of totals of columns A and C                  |                            |
           from Schedule RC-E, part I)                                          | RCON 2200   7,430,000      |13.a.
         (1)   Noninterest-bearing(1).............RCON 6631   2,815,000......   | ////////////////////////   |13.a.(1)
         (2)  Interest-bearing....................RCON 6636   4,615,000......   | ////////////////////////   |13.a.(2)
    b.   In foreign offices, Edge and Agreement subsidiaries,                   | ////////////////////////   |
           and IBFs (from Schedule RC-E part II)                                | RCFN 2200  20,714,000      |13.b.
         (1)   Noninterest-bearing................RCFN 6631     645,000......   | ////////////////////////   |13.b.(1)
         (2)   Interest-bearing...................RCFN 6636  20,069,000......   | ////////////////////////   |13.b.(2)
14. Federal funds purchased and securities sold under agreements to repurchase  | ////////////////////////   |
    in domestic offices of the bank and of its Edge and Agreement subsidiaries, | ////////////////////////   |
    and in IBFs:                                                                | ////////////////////////   |
    a.   Federal funds purchased.............................................   | RCFD 0278   3,451,000      |14.a.
    b.   Securities sold under agreements to repurchase......................   | RCFD 0279   1,347,000      |14.b.
15. a.   Demand notes issued to the U.S. Treasury............................   | RCON 2840           0      |15.a.
    b.   Trading liabilities.................................................   | RCFD 3548  19,087,000      |15.b.
16. Other borrowed money:                                                       | ////////////////////////   |
    a.   With original maturity of one year or less..........................   | RCFD 2332  10,943,000      |16.a.
    b.   With original maturity of more than one year........................   | RCFD 2333   4,168,000      |16.b.
17. Mortgage indebtedness and obligations under capitalized leases...........   | RCFD 2910      34,000      |17.
18. Bank's liability on acceptances executed and outstanding.................   | RCFD 2920     500,000      |18.
19. Subordinated notes and debentures........................................   | RCFD 3200   1,226,000      |19.
20. Other liabilities (from Schedule RC-G)...................................   | RCFD 2930   5,844,000      |20.
21. Total liabilities (sum of items 13 through 20)...........................   | RCFD 2948  74,744,000      |21.
                                                                                | ////////////////////////   |
22. Limited-life preferred stock and related surplus.........................   | RCFD 3282           0      |22.
EQUITY CAPITAL                                                                  | ////////////////////////   |
23. Perpetual preferred stock and related surplus............................   | RCFD 3838     500,000      |23.
24. Common stock.............................................................   | RCFD 3230     852,000      |24.
25. Surplus (exclude all surplus related to preferred stock).................   | RCFD 3839     528,000      |25.
26. a.   Undivided profits and capital reserves..............................   | RCFD 3632   2,822,000      |26.a.
    b.   Net unrealized holding gains (losses)                                  | ////////////////////////   |
           on available-for-sale securities..................................   | RCFD 8434  (    1,000)     |26.b.
27. Cumulative foreign currency translation adjustments......................   | RCFD 3284  (  365,000)     |27.
28. Total equity capital (sum of items 23 through 27)........................   | RCFD 3210   4,336,000      |28.

29. Total liabilities, limited-life preferred stock, and equity capital         | ////////////////////////   |
      (sum of items 21, 22, and 28)..........................................   | RCFD 3300  79,080,000      |29.
                                                                                +----------------------------+

Memorandum
To be reported only with the March Report of Condition.
   1.    Indicate in the box at the right the number of the statement below
         that best describes the most comprehensive level of auditing work                 Number
         performed for the bank by independent external auditors as of          +----------------------------+
         any date during 1994................................................   | RCFD 6724          NA      |M.1
                                                                                +----------------------------+

   1  =  Independent audit of the bank conducted in accordance         4   =   Directors' examination of the bank performed by other
         with generally accepted auditing standards by a certified             external auditors (may be required by state
         public accounting firm which submits a report on the bank             chartering authority)
   2  =  Independent audit of the bank's parent holding company        5   =   Review of the bank's financial statements by external
         conducted in accordance with generally accepted auditing              auditors
         standards by a certified public accounting firm which         6   =   Compilation of the bank's financial statements by
         submits a report on the consolidated holding company                  external auditors
         (but not on the bank separately)                              7   =   Other audit procedures (excluding tax preparation
   3  =  Directors' examination of the bank conducted in                       work)
         accordance with generally accepted auditing standards by      8   =   No external audit work
         a certified public accounting firm (may be required by
         state chartering authority)

- ----------------------
(1) Including total demand deposits and noninterest-bearing time and savings deposits.